KeyBanc Capital Markets’ 2017 Industrial, Automotive, and Transportation Conference May 31, 2017

2 SAFE HARBOR STATEMENT: “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company’s financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company’s business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company’s accounting policies, future trends, and other risks which are detailed in the Company’s Securities and Exchange Commission filings, included in Item 1A of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2016, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company’s Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

Earnings Per Share $1.73 $1.68 $1.41 $1.50 $1.65 $0.00 $0.50 $1.00 $1.50 $2.00 2012 2013 2014 2015 2016 REASONS FOR DECLINE: • Strong $ • Decline in oil price • Distribution reset • Weather 3 GAAP fully diluted

First Quarter 2017 Results Amounts in millions except share data 1Q 2017 1Q 2016% +(-) Prior Year Sales $220.3 $218.4 1% Operating Income $18.5 $21.1 (12%) EPS $0.33 $0.28 18% 4

Return on Invested Capital (ROIC) 21.5% 19.9% 14.5% 12.6% 15.7% 0% 25% 2012 2013 2014 2015 2016 5 ROIC = Operating Income Divided by Average Year-end Net Debt Plus Equity

Cash Flow $82.9 $82.0 $69.8 $72.9 $78.7 $33.2 $30.9 $13.4 $73.6 $82.3 $0 $25 $50 $75 $100 2012 2013 2014 2015 2016 Net Income Free Cash Flow 6 Free Cash Flow = Operating Cash Flow minus Net Capital Expenditures

23 Consecutive Annual Dividend Payment Increases 7 $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 24

NEW DISTRIBUTION SEGMENT 8 2018 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 FUEL IN G 2015 2017 2016 W A TE R Acquisitions 2004

Leverage (Net Debt/EBITDA) 9 0.59 0.73 0.87 1.18 0.78 1.42 0 1 2 3 4 5 2012 2013 2014 2015 2016 2017 Q2 Forecast EBITDA = Earnings Before Interest, Taxes, Depreciation, and Amortization Borrowing Limit = 3.5 Additional Borrowing Capacity $300 Million+ Includes Headwater Acquisitions

Strategic Focus 10 Residential, Agricultural, Commercial Water Systems $6.0 B Global Market Potential(1) Complete Fueling Systems $1.2 B Global Market Potential(1) (1) Current Franklin management estimates Strong Brand Franchise #1 or #2 in Addressable Markets Growing Global Footprint Fragmented Customer Base Fragmented Supply Base Mission Critical Products and Systems Applications with High Cost of Downtime Contractors Value Technical Support Deep Understanding of Applications

11 STRATEGIC FOCUS: To grow as a global provider of water and fuel systems, through geographic expansion and product line extensions, leveraging our global platform and competency in system design.

Geographic Expansion 12

13 Global Footprint Locations with 50+ employees New sites, last 5 years

14 US/CANADA Sales $495 LATIN AMERICA Sales $138 EMENA Sales $150 INDIA Sales $22 ASIA/PACIFIC Sales $112 SOUTHERN AFRICA Sales $33 Geographic Expansion 2016 Sales in millions

Sales in Developing Regions $92 $149 $218 $202 $242 $288 $316 $336 $372 $363 $366 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 ($ in milli o n s) 15 ACTUAL

Sales in Developing Regions $92 $149 $226 $218 $246 $286 $335 $356 $413 $459 $481 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 ($ in milli o n s) 16 CONSTANT CURRENCY

Product Line Extensions 17

18 Water Systems Fueling Systems

Water System Design 19 ELECTRONICS DEVELOPMENT PUMPS DEVELOPMENT MOTORS DEVELOPMENT

Drives & Controls 20 Residential Applications Municipal/Agricultural Applications Benefits to user: • Constant pressure • Better system protection Benefits to user: • Better system protection • Greater efficiency • Lower total cost of ownership $200 $100 $500 $2,200 $1,600 $4,200

$500 Drives & Controls 21 Residential Applications Municipal/Agricultural Applications Benefits to user: • Constant pressure • Better system protection Benefits to user: • Better system protection • Greater efficiency • Lower total cost of ownership $200 $100 $2,200 $1,600 $4,200 ▶ Leverage our application knowledge and expertise ▶ Focus on system solutions increases our revenue per installation

22 Fueling System Design FUEL MANAGEMENT SYSTEMS DISPENSING SYSTEMS PIPE & CONTAINMENT SUBMERSIBLE PUMPING SYSTEMS SERVICE STATION HARDWARE

(a) Sales growth excluding the impact of acquisitions for the first twelve months of ownership and the impact of Foreign Exchange. 4.9% 6.8% 7.8% -7.2% 5.1% -1.4% 7.1% 5.9% 11.7% 2.1% 5.2% 8.7% 5.4% 6.6% 8.6% -5.2% 5.1% 0.9% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% Water Fueling Consolidated Annual Organic Growth(a) Summary – 2012 to 1Q 2017 23 2017 Goal is 5% to 7% 2012 2013 2014 2015 2016 1Q 2017

24

Why Headwater? Headwater is a direct result of a shared vision to safeguard the long-term success of groundwater distribution channels. Functioning as a holding company and investment vehicle, The Headwater Companies will support the continued growth and success of the entire groundwater industry. 25

2M Company, Inc. Drillers Service, Inc. 2MDSI/Headwater Wholesale Western Hydro 26

2M Company, Inc. Drillers Service, Inc. 2MDSI/Headwater Wholesale Western Hydro • Extend our position in groundwater • Move closer to contractor • Opportunities to move into adjacencies: – Filtration – Treatment – Irrigation – Commercial 27

KeyBanc Capital Markets’ 2017 Industrial, Automotive, and Transportation Conference May 31, 2017